UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________

FORM 8-K
___________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): July 13, 2005

SHEFFIELD PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in its Charter)

Commission File No.: 01-12584

Delaware	13-3808303
(State of Incorporation)	(I.R.S. Employer Identification No.)

1220 Glenmore Drive Apopka, FL	32712
(Address Of Principal Executive Offices)	(ZIP Code)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (407) 880-2213

ITEM 1.03 BANKRUPTCY OR RECEIVERSHIP Back to Table of Contents

Sheffield Pharmaceuticals, Inc., a Delaware corporation, is sometimes referred to herein as "we", "us", "our", "Company" and the "Registrant". The Company was incorporated in 1986 in Canada and changed its domicile to Delaware June 13, 1995. In 1992, the Company registered its shares of common stock under the Securities Exchange Act of 1934. The Company has been delinquent in filing its periodic reports under the Exchange Act since June 2003 due to the bankruptcy discussed below. The Registrant is filing this report on Form 8-K and plans shortly to file past due annual reports on Form 10-KSB for the years ended December 31, 2003 and December 31, 2004, which contain our audited financial statements for the respective periods. We also plan to file past due quarterly reports on Form 10-QSB for the periods due in 2003, 2004 and the present year 2005, for the purpose of becoming current under our Securities Exchange Act of 1934 reporting and disclosure obligations.

On June 6, 2003, the Sheffield Pharmaceuticals, Inc. filed a petition for relief under Chapter 7 of the Bankruptcy Code in the United States Bankruptcy Court, Western District of New York, case no. 03-22303. The Company's properties were transferred to a United States Trustee and the Company terminated its business operations. By June 2004, the Bankruptcy Trustee had disposed of substantially all the assets of the Company. On June 7th 2005, the Trustee for Sheffield in proceedings under Chapter 7 of US Bankruptcy Code filed a notice of motion for the sale of the Company’s corporate entity and 70,000,000 restricted shares of the Company’s authorized yet unissued common stock.

On July 6, 2005 pursuant to 11 USC Section363(m) the Trustee sold and transferred all of the Trustee’s right title and interest in and to seventy million shares of the restricted common stock of Sheffield to Glenin Bay Equity LLC. The Order authorizing and approving the Sale of Sheffield Pharmaceuticals, Inc., is attached as exhibit 2.1 to this Form 8-K.

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT Back to Table of Contents

(i) On July 8, 2005, the Company authorized the engagement of Michael F. Cronin, Certified Public Accountant, 1574 Eagle Nest Circle, Winter Springs, FL 32708 to serve as the Company's new independent public accountant for the purpose of auditing the Company's financial statements.

During the two fiscal years ended December 31, 2004 and 2003 and through July 8, 2005, the Company has not consulted with Cronin regarding either:

a. The application of accounting principles to any specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report was provided to Cronin nor oral advice was provided that Cronin concluded was an important factor considered in reaching a decision as to the accounting, auditing or financial reporting issue; or
b. Any matter that was either subject of disagreement or event, as defined in Item 304(a)(1)(iv)(A) of Regulation S-B and the related instruction to Item 304 of Regulation S-B, or a reportable event, as that term is explained in Item 304(a)(1)(iv)(A) of Regulation S-B.

(ii) The Company’s previous independent accountant Rotenberg & Co. was dismissed on July 14, 2005 with an effective date of June 6, 2003. During the last two years ended December 31, 2003 and 2004 and in the subsequent interim periods through the date of dismissal, Rotenberg provided no audit services to the Company due to the June 2003 Chapter 7 filing by the Registrant. Nothing has come to the attention of the Company or our current independent accountant to cause us to believe there are any material misstatements in the previously filed financial statements audited or reviewed by Rotenberg & Co.

(iii) Rotenberg last prepared an audit report on Sheffield for the year ended December 31, 2002 whose report, dated April 4, 2003, expressed an unqualified opinion on those statements with an explanatory paragraph related to the going concern issue. The going concern statement concluded that the Company is in the development stage and to date has been principally engaged in research, development and licensing efforts. The Company has generated minimal operating revenue, sustained significant net operating losses, and requires additional capital that the Company intends to obtain through out-licensing of rights to its technology, as well as through equity and debt offerings, to continue to operate its business. The Company's ability to meet its obligations as they become due and to continue as a going concern must be considered in light of the expenses, difficulties and delays frequently encountered in developing a new business, particularly since the Company will focus on product development that may require a lengthy period of time and substantial expenditures to complete.

Since the filing of the 2002 10-KSB there have been no disagreements with Rotenberg & Co. on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Rotenberg would have caused Rotenberg to make reference to the matter in their report.

The financial statements of Sheffield Pharmaceuticals, Inc. as of December 31, 2001 and 2000 and for the period from October 17, 1986 (inception) through December 31, 2001, were audited by other auditors whose report, dated February 12, 2002, expressed an unqualified opinion on those statements with an explanatory paragraph related to the going concern issue.

(iv)Sheffield has requested Rotenberg to furnish it a letter addressed to the Securities & Exchange Commission stating whether it agrees with the above statements. A copy of that letter, dated July 13, 2005 is filed as Exhibit 16.1 to the Company’s Form 8-K filed on July 15, 2005.

It is the Company's intention to seek to become current in its reporting and disclosure obligations under the Exchange Act by regularly filing timely and reliable reports as required.

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT Back to Table of Contents

The Company was incorporated in 1986 in Canada and changed its domicile to Delaware June 13, 1995. In 1992, the Company registered its shares of common stock under the Securities Exchange Act of 1934. The Company has been delinquent in filing its periodic reports under the Exchange Act since June 2003 due to the bankruptcy discussed below. The Registrant is filing this report on Form 8-K and plans shortly to file past due annual reports on Form 10-KSB for the years ended December 31, 2003 and December 31, 2004, which contain our audited financial statements for the respective periods. We also plan to file past due quarterly reports on Form 10-QSB for the periods due in 2003, 2004 and the present year 2005, for the purpose of becoming current under our Securities Exchange Act of 1934 reporting and disclosure obligations.

On June 6, 2003 the Sheffield filed a petition for relief under Chapter 7 of the Bankruptcy Code in the U.S. Bankruptcy Court for the Western District of New York (case no. 03-22303). The Company's properties were transferred to a United States Trustee and the Company terminated its business operations. By June 2004, the Bankruptcy Trustee had disposed of substantially all the assets of the Company. On June 7th 2005, the Trustee for Sheffield Pharmaceuticals, Inc. filed a notice of motion for the sale of the Company’s corporate entity and 70,000,000 shares of the Company’s unissued common stock bearing a restrictive legend. On July 6th, 2005 the U.S. Bankruptcy Court completed the sale of Sheffield Pharmaceuticals, Inc. to Glenin Bay Equity LLC.

The Order authorizing the sale of the Company provided for a change in control of the Company and allowed the purchaser to appoint a new Director. The court order provided that the sale was free and clear of liens, claims and encumbrances pursuant to 11 USC Section 363(f) and that the sale was free and clear of any and all real or personal property interests. In connection with the change in control on July 8, 2005, Michael F. Manion became our sole director and officer.

As of the date of this filing, Mr. Manion has paid for the benefit of the Company a total of approximately $57,500, which monies have been applied principally to pay expenses, including accounting fees, reinstatement fees, and legal and professional fees related to the preparation and filing of our past due reports under the Exchange Act. These filings are intended to permit us to again become current under the reporting requirements of the Exchange Act. While we are dependent upon limited interim payments made on behalf of the Company by Mr. Manion to pay professional fees, we have no written finance agreement with Mr. Manion to provide any continued funding.

On July 12, 2005, the Company filed with the State of Delaware a Certificate of Renewal, Restoration and Revival of Certificate of Incorporation, executed by Michael F. Manion, the new sole director and officer of the Company

The following table contains information regarding the shareholder ownership of the Company's director/executive officer and those persons or entities who beneficially own more than 5% of the Company's shares. At the date of this Form 8-K, we know of no other person or entity owning more that 5% of the Company's issued and outstanding shares.

Name	Voting Securities Beneficially owned	Percentage Owned(1)
Michael F. Manion, President and Director 1220 Glenmore Drive, Apopka, FL 32712	70,000,000	70.3%
All officers and directors (1 person)	70,000,000	70.3%
(1) The percentage and ownership is based on 99,563,712 shares outstanding as of July 13, 2005.

Michael F. Manion, 55, was appointed President and sole Director of Sheffield Pharmaceuticals, Inc. at a board meeting held July 8, 2005 after the entry of a Court Order in the US Federal Bankruptcy Court Western District of New York authorizing the purchase of Sheffield Pharmaceuticals, Inc. by Glenin Bay Equity LLC. Mr. Manion has experience in coordinating and financing a plan of restoration whereby the compliance and reporting deficiencies of a public corporation may be remedied and such entity may become current in its reporting and disclosure obligations under the Exchange Act.

From June 2003 through June 2004, Mr. Manion was the sole Director and Officer of Sun City Industries, Inc. during which time a plan of restoration and capital restructuring was completed. He resigned on June 28, 2004 while Sun City was being quoted on the OTCBB. From January 2004 through May 2004 Mr. Manion was a Director of eChex Worldwide Corp during which time it completed a reorganization and merger acquisition. He resigned on June 1, 2004 while eChex was being quoted on the OTCBB. In 2002 he was one of the directors of Enchanted Village Inc. while a plan of restoration for that bankrupt corporation was initiated. Following the shareholder meeting of Enchanted Village, Mr. Manion resigned as a director. Since March 2001 Mr. Manion has been an entrepreneur developing a database of publicly held corporations that have declared bankruptcy. He is a cum laude graduate of the Wharton School of Business at the University of Pennsylvania.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS Back to Table of Contents

Pursuant to the Order, the former directors of the Company were deemed removed from office and the Court authorized the appointment of Michael F. Manion to be the sole director of the Company.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS Back to Table of Contents

(a) On July 5, 2005 the SEC mailed notice to the Trustee notifying the Company that the Registrant is not in compliance with its reporting requirements under Section 13(a) of the Securities Exchange Act of 1934 and if the deficiencies are not addressed within fifteen days from the date of the letter the Registrant may be subject to an administrative proceeding to revoke its registration under the Act. The Company will file audited financial statements prepared according to Regulation S-X on its Form 10-KSB as soon as practical and expects to file the delinquent 10-QSB’s to fulfill its reporting requirements before the 15 day deadline.

(b) The following documents are filed as exhibits to this current report on Form 8-K or incorporated by reference herein. Any document incorporated by reference is identified by a parenthetical reference to the SEC filing that included such document.

Exhibit No.	Description
2.1	Order of Bankruptcy Court Approving Sale of Sheffield Pharmaceuticals, Inc. corporate shell dated July 6, 2005 filed herewith.
16.1	Letter on change in certifying accountant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

/s/ Michael F. Manion Michael F. Manion CEO, CFO and Chairman of the Board Date: July 15, 2005